Premises And Equipment (Schedule Of Premises And Equipment) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Land	$ 81,761	$ 70,022
Buildings	221,022	211,521
Furniture, fixtures and equipment	101,907	89,283
Total premises and equipment	404,690	370,826
Accumulated depreciation	(101,167)	(85,219)
Total premises and equipment, net	$ 303,523	$ 285,607